Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of JPG Associates, Inc. (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stan Harper, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 21, 2008      /s/ Stan Harper

                                       Stan Harper

                                       Chief Executive Officer

and Chief Financial Officer